SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2013

(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
Vermont	001-15985	03-0283552

(Address of principal executive offices)		(Zip Code)
20 Lower Main St., P.O. Box 667		05661-0667
Morrisville, VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◦	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◦	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◦	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◦	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 18, 2013, Marsha A. Mongeon notified the Company that she will be retiring as of March 31, 2014, from her position of Vice President and Chief Financial Officer of Union Bankshares, Inc. (the “Company”) and Senior Vice President and Treasurer of Union Bank (the “Bank”), a wholly owned subsidiary of the Company.

(c) The Company simultaneously announced the selection of Union Bank Vice President of Finance, Karyn Hale, 43, to succeed Marsha as Chief Financial Officer effective April 1, 2014. Karyn joined Union Bank in 2005 after 12 years in public accounting as a Project Specialist and moved into her current role in 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

September 18, 2013	/s/ David S. Silverman
David S. Silverman
Chief Executive Officer